JOINT VENTURE AND OPERATING AGREEMENT

This agreement ("Agreement") made this 22nd day of July, 2006, by and between Indigo-Energy, Inc., A Nevada Corporation, with offices at 2857 Hartwick Pines Drive Henderson,Nevada 89052 (hereinafter referred to as "Indigo"),

A
N
D

P & J Resources, Inc., a Kentucky Corporation, with offices at HC 60 Oakley Road Salyersville,KY 41465 (hereinafter referred to as "P & J"),

A
N
D

HUB Energy, LLC, a Pennsylvania limited liability company with offices at 255 Airport Road, Indiana, PA 15701 (hereinafter referred to as "HUB").

WITNESSETH:

WHEREAS, the parties wish to construct a natural gas pipeline (the "Pipeline") located in Butler District ,Wayne County, West Virginia.

WHEREAS, the proposed configuration of the Pipeline is more fully set forth and described in Exhibit A attached hereto and made a part hereof, Exhibit A being a map of the Pipeline, Exhibit A-2 being a list of the right of way agreements, Exhibit A-3 being a description of the Pipeline and equipment; and

WHEREAS, the parties desire to operate and provide for additions to and expansion of the Pipeline so as to accommodate anticipated natural gas development within the AMI and constitute the sole means of transporting natural gas from within the AMI to market; and

WHEREAS, the parties have reached an agreement regarding the ownership, expansion and operation of the Pipeline.

NOW, THEREFORE, in consideration of One Dollar ($1.00), and other good and valuable consideration, and with the intent to be legally bound, the parties hereto agree as follows:

ARTICLE I: OWNERSHIP

A. *Purchase*.

The parties (collectively "Owners") will own the Pipeline with each party being vested with the following undivided percentages ownership interest:

PARTY	PERCENTAGE
Indigo-Energy, Inc. and HUB Energy, LLC	50%
P & J resources, Inc.	50%

B. *Revenues, Expenses & Capital Additions*.

The parties shall share revenues and expenses in the same proportion as described in subparagraph A above; provided, however, all costs and expenses incurred in the construction of additions to the Pipelines must be approved by the Owners.

C. *Joint Venture Decisions*.

Joint venture decisions shall be made by majority vote (hereinafter "Required Owners Consent") (with each vote weighted based upon the percentage interest of each Owner as stated in subparagraph A above) of the Owners attending a duly called joint venture meeting, which attendance can be either personally or by proxy. There shall be no minimum Owner attendance required for a quorum. Such meeting shall be held not less than 48 hours (excluding weekends and legal holidays) nor more than thirty (30) days following written notice of such meeting being given to the Owners in accordance with the notice provisions of this Agreement. Any Owner may call a meeting. Meeting may be held by conference call or teleconference.

ARTICLE II: OPERATOR

A. *Designation And Responsibility Of Operator*.

P & J is appointed "Operator" of the Pipeline and shall conduct and direct and have full control of all operations of the Pipeline as permitted and required by, and within the limits of this Agreement. It shall conduct all operations in a good and workmanlike manner. Operator shall obtain and maintain all permits and governmental approvals that may be required from time to time. Operations may be conducted by Operator through the use of its own personnel or through agreements with third parties.

B. *Operating Expenses*.

All direct costs reasonably incurred by Operator in the operation of the Pipeline shall be paid from revenues received from fees charged, as hereinafter provided, for the use of the Pipeline by natural gas producers (including but not limited to the individual parties hereto. The remaining balance shall be allocated among the Owners based upon their ownership interest as described above. Operating costs shall be billed at Operator's discretion from time to time, but not more frequently than monthly.

C. *Limitation On Expenses*.

Operator shall not undertake any project reasonably expected to exceed $10,000.00 without the consent of a majority of Owners, unless such expenditure is needed in the case of an emergency or a disaster. If requested, Operator shall furnish each Owner an Authorization For Expenditure ("AFE") prior to obtaining the Required Owners' Consent.

D. *Insurance*.

At all times while operations are conducted hereunder, Operator shall comply with the worker's compensation law of the state where the operations are being conducted. Operator shall also carry or provide insurance under its standard insurance policies for the benefit of the Owners by including Snyder as an additional named insured. P & J is entitled to reimbursement for any increase in insurance premium.

E. *Employees*.

The number of employees used by Operator in conducting operations hereunder, their selection and the hours of labor and the compensation for services performed, shall be determined by Operator and all such employees shall be employees of Operator.

ARTICLE III: RESIGNATION AND REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR

A. *Resignation Or Removal Of Operator And Selection Of Successor.*

1. *Resignation Or Removal Of Operator.*

Operator may resign at any time by giving written notice thereof to the Owners. If Operator terminates its legal existence, or is no longer capable of serving as Operator, it shall cease to be Operator without any action by the Owners, except the selection of a successor. Operator may be removed by the affirmative vote of one (l) or more Owners owning a majority of the total interest in the Pipeline, and not based upon the number of parties. Such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or notice by the Owners to remove Operator, unless a successor Operator has been selected by the unanimous written consent of all Owners and assumes the duties of Operator at an earlier date.

2. *Selection Of Successor Operator.*

Upon the resignation or removal of Operator, a successor Operator shall be selected by the Owners. A successor Operator shall be selected by a vote of Owners owning a majority interest in the Pipeline.

3. *Right of First Refusal.*

Notwithstanding the preceding subparagraphs 1 and 2, Indigo and HUB shall have the right of first refusal to succeed the initial and any successor Operator.

B. *Subcontracts.*

The Operator may subcontract all or any part of its responsibilities with respect to the Pipeline only with the Required Ownership Consent, which Consent shall not be unreasonably withheld.

ARTICLE IV: OPERATIONS

Operator shall assume the collection of transportation proceeds and shall carry out the following obligations more fully set forth herein. Operator shall charge and collect a transportation fee in the amount of ten percent (10%) or $0.35/Mcf, whichever is greater, of the sale price at which any and all gas transported through any part of the Pipeline is marketed which fee may be changed from time to time by a vote of the Owners as set forth and described in Article I, Subparagraph C above. Such fee shall be payable with respect to all gas so transported, including gas produced by any Owner.

Volumes measured by the meter constructed at the Point of Delivery into the Utility Pipeline shall control for measurement purposes. Proper allocation shall be made among all of the Wells by utilizing individual well meter readings.

Operator shall:

- Pay all operating expenses from transportation fees charged.
- Maintain books and records.
- Maintain separate bank accounts for the benefit of Owners.
- Make disbursements to Owners no later than the 28th day of the month following the month in which transportation fees are received.

ARTICLE V: PAYMENT AND ACCOUNTING

A. *Books And Records*.

Administrator shall promptly pay and discharge expenses incurred through operations pursuant to this Agreement. Operator shall keep an accurate record of the joint account hereunder, showing expenses, charges and credits made and received.

B. *Liability Of Owners*.

The liability of Owners shall be several, not joint or collective. Each Owner shall be responsible only for its obligations, and shall be liable only for its proportionate share of operating costs and expenses.

C. *Access To Pipeline And Information*.

Each Owner shall have access to the Pipeline at all reasonable times, at its sole risk to inspect and observe operations, and shall have access at reasonable times to information pertaining to Pipeline operations. Administrator, upon request, shall furnish each Owner with copies of all forms of reports filed with governmental agencies, as well as with access to all books and records that are maintained and prepared under the terms of this Agreement. The cost of Gathering and furnishing the information to Owners other than inspection of the books and records shall be charged to each Owner that requests the information.

D. *Taxes*.

Beginning with the first calendar year after the effective date hereof, Administrator shall pay all taxes assessed on the Pipeline and Pipeline operations before they become delinquent. If Administrator considers any tax

assessment improper, Administrator may, with the required Owner consent, protest within the time and manner prescribed by law, and prosecute the protest to a final determination. When any such protested assessment shall have been finally determined, Administrator shall pay the tax for the joint account, together with any interest and penalty accrued; the total cost shall then be allocated to each Owner, and be paid by them.

E. *Maintenance Of Uniform Interest*.

For the purpose of maintaining uniformity of ownership in the Pipeline and notwithstanding any other provisions to the contrary, no Owner shall sell, encumber, transfer or make other disposition of its interest in the Pipeline without the prior written consent of the remaining Owners. An Owner desiring to sell all or part of its interests in the Pipeline, will promptly give written notice to the other Owners with full information concerning its proposed sale, which shall include the name and address of any prospective purchaser (who must be ready, willing and able to purchase) the purchase price, and all other terms of the offer. The other Owners shall then have an optional prior right for a period of thirty (30) days after receipt of the notice, to purchase on the same terms and conditions the interest which the other Owner proposes to sell; and, if this optional right is exercised, the purchasing Owners shall share the purchased interest in the proportions that the interest of each bears to the total interest of all purchasing Owners. A sale shall for purposes of this paragraph include, but not be limited to, those cases where any Owner wishes either voluntarily, involuntarily, or by operation of law, to sell, transfer, assign or mortgage its ownership rights in the Pipeline, or dispose of its ownership rights by merger, reorganization, consolidation, sale of all or substantially all of its assets to a company in which the Owner has less than a majority ownership interest.

F. *Notices*.

All notices authorized or required between the parties and required by any other provision of this Agreement, unless otherwise specifically provided, shall be given in writing by facsimile transmission or e-mail and deposited in United States mail, certified mail, return receipt requested, express mail, postage or charges pre-paid, addressed to the party to whom the notice is to be given to the addresses hereinabove set forth. Notice given under any provision hereof shall be deemed given when transmitted by facsimile transmission or e-mail and duly mailed to the party to whom such notice is directed. Each party shall have the right to change its address at any time, and from time to time by giving written notice thereof to all other parties.

G. *Term*.

This Agreement shall remain in full force and effect for so long as the Pipeline is being used and operated.

H. *Laws, Regulations And Orders*.

This Agreement shall be subject to all valid laws, rules, regulations and orders of any duly constituted regulatory body of the State in which operations are being conducted, and to all other applicable federal, state and local laws, ordinances, rules, regulations and orders.

I. *Governing Law*.

The essential validity of this Agreement and all matters pertaining thereto, including, but not limited to, matters of performance, non-performance, breach, remedies, procedures, rights, duties and interpretation or construction, shall be governed and determined by the laws of the State in which the Pipeline is located.

J. *Binding*.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement constitutes the full and complete agreement of the parties hereto, with respect to its subject matter. This Agreement may be amended by the parties hereto but only in writing and signed by the parties hereto.

K. *Counterparts*.

This document may be executed in any number of counterparts, each of which shall be considered an original for all purposes, but all of which when taken together shall constitute one agreement.

Joint Venture and Operating Agreement

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, the day and year first above written, with the intent to be legally bound.

ATTEST:

_______________________, Secy

CORPORATE SEAL)

INDIGO-ENERGY, INC. COMPANY:

____
Its President

ATTEST:

____

(CORPORATE SEAL)

P & J RESOURCES, INC.:

____
Its President

ATTEST:

____

HUB Energy, LLC

____

NOTARY PUBLIC

COMMONWEALTH OF Kentucky:

: SS:

COUNTY OF :

On this the 20 day of July, 2006 before me, the undersigned officer, personally appeared Pam Williams, who acknowledged ~~himself~~ her self to be President of P & J RESOURCES, INC., a Kentucky corporation, and that ~~he~~ she as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Amber Marsillett (SEAL)

1-10-09

NOTARY PUBLIC

STATE OF PENNSYLVANIA
:
: SS:
COUNTY OF INDIANA
:

On this the 25th day of July, 2006, before me, the undersigned officer, personally appeared DAVID LARSON, who acknowledged himself to be President of Indigo-Energy, Inc., a Nevada corporation, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(SEAL)

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
LANCELOTT J. CASADAY, NOTARY PUBLIC
WHITE TWP., INDIANA COUNTY
MY COMMISSION E[illegible]

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
LANCELOTT J. CASADAY, NOTARY PUBLIC
WHITE TWP., INDIANA COUNTY
MY COMMISSION EXPIRES FEB. 28, 2009

STATE OF *Pennsylvania* :
: SS:
COUNTY OF *Indiana* :

On this the *21st* day of July, 2006, before me, the undersigned officer, personally appeared *Mark A. Thompson*, who acknowledged himself to be President of HUB Energy, LLC., a Pennsylvania limited liability company, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[signature]

(SEAL)

NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
LANCELOTT J. CASADAY, NOTARY PUBLIC
WHITE TWP., INDIANA COUNTY
MY COMMISSION EXPIRES FEB. 28, 2008

EXHIBIT A-1
(Map)

EXHIBIT A-2
(List of Right of Way Agreements)

EXHIBIT A-3
(Description of Pipeline and Equipment)

Exhibit A-1


P & J RESOURCES
- Plat Showing -
Proposed 10" Pipeline
-located on-
Secondary Routes 18, 20 & 20/1
in
Butler District, Wayne County, WV
Cattletsburg & Prichard Quadrangle
Project No.:
Date: May 19, 2008
Scale: 1" = 2000'
Drawing No.: Pipeline Route
Drawn By: G. Perkins
Checked By: D. Cunningham
CUNNINGHAM
BUTLER
BOYD CO
WAYNE CO
RIVER
PIPELINE
Substation
Rocklick
Branch
Grassy
Creek
Elijah
Gilkerson
Brush
Fork
Davis
Davis Cem
Newman Cem
Smith Cem
Hatton Cem
Hollow
PROPOSED ROAD CROSSING
PROPOSED ROAD CROSSING 2
PROPOSED 10" PIPELINE
PIPELINE LEAVES ROAD
18
20
20/1


B U T L E R
18
Project Area
Bean Cem
20
Hatton Cem
700
Location Map Scale 1" = 2000'
Proposed Pipeline
31,480' of 10" Plastic Pipe
Lower Gragston Creek Road
C/L Ditch
'A'
'A'
Road Crossing
Asphalt Road
PLAN VIEW
Scale: 1"=400'
18
Gragston
RIGHT OF WAY
RIGHT OF WAY
Bean Cem
C/L Ditch
Centerville
Road
Hatton
Cem
20


15'-0"
15'-0"
Right of Way
Ditch Line
Edge of Road
Edge of Road
Ditch Line
Right of Way
10" Plastic Pipeline w/Steel Casing

SECTION 'A' 'A'
Scale: 1"=10'

P & J RESOURCES

- Plat Showing -
Proposed Road Crossing "A"
-located on-
Secondary Route 18
in
Butler District, Wayne County, WV

Prichard Quadrangle

Project No.:	Drawing No.: Road Crossing 1
Date: May 19, 2006	Drawn By: G. Perkins
Scale: Noted	Checked By: D. Cunningham

CUNNINGHAM

(Exhibit A)

EXHIBIT A-2

The pipeline shall be located on State highway properties as shown in Exhibit A-1. A $25,000.00 bond had to be posted to acquire these right-of-ways. The right-of-ways will not be granted until such time as pipeline is completed and bond is released.

EXHIBIT A-3

The pipeline will run from the El Paso Facility #2830 (formerly Tenneco) to the Jim Doc Frazier property. The Facility will be located at the intersection of U.S. 52 and Graxton Creek in Wayne County, West Virginia and will extend 10 miles South to the Jim Dock Frazier property. This shall include all necessary compression and metering facilities.